Exhibit 10.1

EXECUTION VERSION

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

This Consent to Modification and Assumption of PoJo Leases and Documents dated April 1, 2014, is made by and between the undersigned Parties.  Capitalized terms used in this agreement shall have the meanings, for purposes of this agreement only, specified in Section 1 of this agreement.

WHEREAS, on August 17, 2000, certain of the parties to this agreement entered into Participation Agreements and other documents to effectuate a sale-leaseback transaction involving (1) the Powerton Facility, a 1,538-megawatt coal fired electric generating plant located in Tazewell County, Illinois and related assets; and (2) the Joliet Facility, a 1,044-megawatt coal fired electric generating plant located in Will County, Illinois and related assets; and

WHEREAS, pursuant to the Operative Documents, the Owner Lessors own the Facilities and lease the Facility Sites from MWG; and

WHEREAS, the Owner Lessors lease the Facilities and sublease the Facility Sites to MWG pursuant to the Facility Leases and Facility Site Subleases; and

WHEREAS, the Operative Documents include certain guarantees from EME in favor of the Owner Lessors, other guarantees from EME in favor of the Owner Participants and Equity Investors and their respective affiliates, subsidiaries, successors and assigns, and certain tax indemnity agreements between EME and the Owner Participants; and

WHEREAS, on December 17, 2012, EME, MWG, and certain of their affiliates commenced voluntary cases by filing petitions under chapter 11 of the Bankruptcy Code, with the United States Bankruptcy Court for the Northern District of Illinois, and those cases have been jointly administered under the caption In re Edison Mission Energy, Case No. 12-49219 (JPC) (Bankr. N.D. Ill.); and

WHEREAS, EME, MWG, certain other Debtors, NRG, NRG Holdings, the Official Committee of Unsecured Creditors in the Chapter 11 Cases, certain holders of EME’s senior unsecured fixed rate notes, and the PoJo Parties entered into a Plan Sponsor Agreement, dated October 18, 2013, pursuant to which the parties agreed to pursue and support a restructuring through a joint chapter 11 plan of reorganization in the Chapter 11 Cases in accordance with terms reflected in the plan term sheet attached to the Plan Sponsor Agreement; and

WHEREAS, in connection with the Plan Sponsor Agreement, EME, NRG, and NRG Holdings entered into an Asset Purchase Agreement, dated October 18, 2013, which provided for a sale of substantially all of EME’s assets (other than the Homer City Debtors and any of their subsidiaries) to NRG Holdings; and

WHEREAS, in connection with the Plan Sponsor Agreement, NRG, EME, MWG, and the PoJo Parties agreed upon the terms and conditions, contained in the PoJo Term Sheet, upon which MWG would assume the Facility Leases and related Operative Documents in connection with the restructuring described in the Plan Sponsor Agreement; and

WHEREAS, by order dated October 24, 2013, the Bankruptcy Court approved the Plan Sponsor Agreement; and

WHEREAS, on or about December 17, 2013, the Debtors filed the Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization, which provided for, among other things, (a) consummation of the Asset Purchase Agreement, and (b) implementation of the PoJo Lease Modifications; and

WHEREAS, on February 20, 2014, the Debtors filed the Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization, which continued to provide for the consummation of the Asset Purchase Agreement and the implementation of the PoJo Lease Modifications but also added provisions to implement the EIX Settlement, among other things; and

WHEREAS, on or about March 7, 2014, and March 10, 2014, the Debtors filed technical modifications to the Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization; and

WHEREAS, on March 11, 2014, the Bankruptcy Court entered an order confirming the Chapter 11 Plan; and

WHEREAS, pursuant to the Chapter 11 Plan, the Asset Purchase Agreement and the PoJo Term Sheet, the following is to occur on the Effective Date:  (a) the PoJo Lease Modifications shall be implemented; (b) MWG shall, subject to the PoJo Lease Modifications, assume the PoJo Leases and Documents; (c) the Reorganization Trust shall pay, in full in cash, the Agreed PoJo Cure Amount; (d) the Reorganization Trust shall pay, in full in cash, the PoJo Restructuring Fees; (e) following the payment of the Agreed PoJo Cure Amount and the PoJo Restructuring Fees, any default under the Lessor Notes shall be deemed fully cured; (f) EME shall assign to NRG, and NRG shall assume from EME, all of EME’s rights and obligations under (1) the Participation Agreements, (2) the Tax Indemnity Agreements, and (3) any other of the Operative Documents required to effectuate the PoJo Lease Modifications; (g) NRG shall issue the NRG Guarantees and the NRG OP Guarantees; (h) the EME Guarantees and EME OP Guarantees shall each be terminated, released, extinguished, and of no further force and effect (and shall be replaced as set forth herein); (i) the Intercompany Notes shall each be terminated and extinguished and of no further force and effect; and (j) NRG shall become the “Guarantor” under the Operative Documents; and

WHEREAS, on March 18, 2014, the Federal Energy Regulatory Commission entered an order granting NRG Holdings’ and EME’s joint application pursuant to Section 203 of the Federal Power Act and Part 33 of the regulations of the Federal Energy Regulatory Commission for all Federal Power Act Section 203 approvals deemed to be required in connection with Holdings’ acquisition of substantially all of the assets of EME, including EME’s direct and indirect interests in its public utility subsidiaries; and

WHEREAS, concurrently with the execution and effectiveness of this agreement, the Reorganization Trust has paid the Agreed PoJo Cure Amount to the Lease Indenture Trustees and the PoJo Restructuring Fees to the appropriate attorneys and financial advisors to the PoJo Parties; and

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WHEREAS, no stay of the Bankruptcy Court’s order confirming the Chapter 11 Plan is in effect, and all conditions precedent specified in Article X.A of the Chapter 11 Plan have been satisfied or waived (in accordance with Article X.B of the Chapter 11 Plan).

NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby covenant and agree as follows:

SECTION 1.                         DEFINITIONS

Capitalized terms used in this Consent, including the foregoing recitals, shall mean the following in this Consent:

1.1.                            “Agreed PoJo Cure Amount” has the meaning specified in the Chapter 11 Plan.

1.2.                            “Asset Purchase Agreement” has the meaning specified in the Chapter 11 Plan.

1.3.                            “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101—1532, as may be amended from time to time.

1.4.                            “Bankruptcy Court” means the United States Bankruptcy Court for the Northern District of Illinois having jurisdiction over the Chapter 11 Cases.

1.5.                            “Chapter 11 Cases” means the jointly administered chapter 11 cases commenced by the Debtors in the Bankruptcy Court and styled In re Edison Mission Energy, et al., No. 12-49219 (JPC).

1.6.                            “Chapter 11 Plan” means the Debtors’ Third Amended Joint Chapter 11 Plan of Organization (with Technical Modifications), confirmed by the Bankruptcy Court on March 11, 2014, and a copy of which is attached hereto as Appendix A.

1.7.                            “Consent” means this Consent to Modification and Assumption of PoJo Leases and Documents dated April 1, 2014.

1.8.                            “Debtors” has the meaning specified in the Chapter 11 Plan.

1.9.                            “Effective Date” has the meaning specified in the Chapter 11 Plan.

1.10.                     “EIX Settlement” has the meaning specified in the Chapter 11 Plan.

1.11.                     “EME Guarantees” means the guaranty agreements dated as of July 31, 2002, entered into between EME and the Owner Lessors, which replaced substantially similar guaranty agreements dated as of August 17, 2000.

1.12.                     “EME OP Guarantees” means the guaranty agreements dated as of July 31, 2002, entered into between EME, the Owner Participants, and the Equity

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Investors, which replaced substantially similar guaranty agreements dated as of August 17, 2000.

1.13.                     “EME” means Edison Mission Energy, a Delaware corporation.

1.14.                     “Equity Investor 1” means Nesbitt Asset Recovery LLC, a Delaware limited liability company.

1.15.                     “Equity Investor 2” means Associates Capital Investments, LLC, a Delaware limited liability company.

1.16.                     “Equity Investors” means Equity Investor 1 and Equity Investor 2.

1.17.                     “Facilities” means the Joliet Facility and the Powerton Facility.

1.18.                     “Facility Leases” means the Joliet Facility Leases and the Powerton Facility Leases.

1.19.                     “Facility Site Leases” means each Facility Site Lease as defined in Appendix A to each of the Participation Agreements.

1.20.                     “Facility Site Subleases” means each Facility Site Sublease as defined in Appendix A to each of the Participation Agreements.

1.21.                     “Facility Sites” means each Facility Site as defined in Appendix A to each of the Participation Agreements.

1.22.                     “Homer City Debtors” has the meaning specified in the Chapter 11 Plan.

1.23.                     “Intercompany Notes” means (a) that certain Promissory Note, dated as of August 24, 2000, by EME, as borrower, in favor of MWG, as lender, in the original principal amount of $211,738,800, due July 2, 2014; (b) that certain Promissory Note, dated as of August 24, 2000, by EME, as borrower, in favor of MWG, as lender, in the original principal amount of $285,849,200, due January 2, 2015; (c) that certain Promissory Note, dated as of August 24, 2000, by EME, as borrower, in favor of MWG, as lender, in the original principal amount of $369,961,200, due July 2, 2014; and (d) that certain Promissory Note, dated as of August 24, 2000, by EME, as borrower, in favor of MWG, as lender, in the original principal amount of $499,450,800, due January 2, 2016.

1.24.                     “Joliet Facility” means the Joliet Station, a 1,044 megawatt coal fired electric generating plant located in Will County, Illinois and more fully described in Exhibit B to the Joliet Facility Leases.

1.25.                     “Joliet Facility Lease 1” means the Facility Lease Agreement (T1), dated as of August 17, 2000, between Joliet T1 and MWG.

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1.26.                     “Joliet Facility Lease 2” means the Facility Lease Agreement (T2), dated as of August 17, 2000, between Joliet T2 and MWG.

1.27.                     “Joliet Facility Leases” means Joliet Facility Lease 1 and Joliet Facility Lease 2.

1.28.                     “Joliet Indenture 1” means the Indenture of Trust, Mortgage and Security Agreement (T1), dated as of August 17, 2000 between Joliet Trust I and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.29.                     “Joliet Indenture 2” means the Indenture of Trust, Mortgage and Security Agreement (T2), dated as of August 17, 2000 between Joliet Trust II and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.30.                     “Joliet LIT1” means The Bank of New York Mellon, as successor Lease Indenture Trustee for the Indenture of Trust and Security Agreement, dated as of August 17, 2000, between Joliet Trust I and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.31.                     “Joliet LIT2” means The Bank of New York Mellon, as successor Lease Indenture Trustee for the Indenture of Trust and Security Agreement, dated as of August 17, 2000, between Joliet Trust II and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.32.                     “Joliet P1” means Nesbitt Asset Recovery LLC, Series J-1 (as successor to Joliet Generation I, LLC), a duly constituted series of Nesbitt Asset Recovery LLC, a Delaware limited liability company.

1.33.                     “Joliet P2” means Joliet Generation II, LLC, a Delaware limited liability company.

1.34.                     “Joliet T1” means Nesbitt Asset Recovery Series J-1, (f/k/a Joliet Trust I), a Delaware statutory trust.

1.35.                     “Joliet T2” means Joliet Trust II, a Delaware statutory trust.

1.36.                     “Lease Indentures” means Joliet Indenture 1, Joliet Indenture 2, Powerton Indenture 1, and Powerton Indenture 2.

1.37.                     “Lease Indenture Trustees” means Joliet LIT1, Joliet LIT2, Powerton LIT1, and Powerton LIT2.

1.38.                     “Lessor Notes” means each Lessor Notes as defined in Appendix A to each of the Participation Agreements.

1.39.                     “MWG” means Midwest Generation, LLC, a Delaware limited liability company.

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1.40.                     “NRG Guarantees” means the guaranty agreements dated as of April 1, 2014, issued by NRG in favor of the Owner Lessors, and attached hereto as Appendices C1-4.

1.41.                     “NRG Holdings” means NRG Energy Holdings, Inc., a Delaware corporation.

1.42.                     “NRG OP Guarantees” means the guaranty agreements dated as of April 1, 2014, issued by NRG in favor of the Owner Participants, Equity Investors, and their respective affiliates, subsidiaries, successors and assigns, and attached hereto as Appendices D1-4.

1.43.                     “NRG” means NRG Energy, Inc., a Delaware corporation.

1.44.                     “Operative Documents” means each Operative Document as defined in Appendix A to each of the Participation Agreements.

1.45.                     “Owner Lessors” means Joliet T1, Joliet T2, Powerton T1, and Powerton T2.

1.46.                     “Owner Participants” means Joliet P1, Joliet P2, Powerton P1, and Powerton P2.

1.47.                     “Owner Trustee 1” means U.S. Bank Trust National Association, as successor trustee to Wilmington Trust Company, not in its individual capacity but solely as owner trustee.

1.48.                     “Owner Trustee 2” means Wilmington Trust Company, not in its individual capacity but solely as owner trustee.

1.49.                     “Owner Trustees” means Owner Trustee 1 and Owner Trustee 2.

1.50.                     “Participation Agreement J1” means the Participation Agreement (T1), dated August 17, 2000, between MWG, Joliet Trust I, Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, Joliet Generation I, LLC, EME, United States Trust Company of New York, not in its individual capacity, except as expressly provided therein, but solely as Lease Indenture Trustee, and United States Trust Company of New York, not in its individual capacity, except as expressly provided therein, but solely as Pass Through Trustee.

1.51.                     “Participation Agreement J2” means the Participation Agreement (T2), dated August 17, 2000, between MWG, Joliet Trust II, Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, Joliet Generation II, LLC, EME, United States Trust Company of New York, not in its individual capacity, except as expressly provided therein, but solely as Lease Indenture Trustee, and United States Trust Company of New York, not in its individual capacity, except as expressly provided therein, but solely as Pass Through Trustee.

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1.52.                     “Participation Agreement P1” means the Participation Agreement (T1), dated August 17, 2000, between MWG, Powerton Trust I, Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, Powerton Generation I, LLC, EME, United States Trust Company of New York, not in its individual capacity, except as expressly provided therein, but solely as Lease Indenture Trustee, and United States Trust Company of New York, not in its individual capacity, except as expressly provided therein, but solely as Pass Through Trustee.

1.53.                     “Participation Agreement P2” means the Participation Agreement (T2), dated August 17, 2000, between MWG, Powerton Trust II, Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, Powerton Generation II, LLC, EME, United States Trust Company of New York, not in its individual capacity, except as expressly provided therein, but solely as Lease Indenture Trustee, and United States Trust Company of New York, not in its individual capacity, except as expressly provided therein, but solely as Pass Through Trustee.

1.54.                     “Participation Agreements” means Participation Agreement J1, Participation Agreement J2, Participation Agreement P1, and Participation Agreement P2.

1.55.                     “Parties” means MWG, NRG, NRG Holdings, and the PoJo Parties.

1.56.                     “Pass-Through Trustee” means The Bank of New York Mellon, as successor Pass-Through Trustee for the Pass-Through Trust Agreement B, dated as of August 17, 2000, by and between Midwest Generation, LLC and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.57.                     “Plan Sponsor Agreement” has the meaning specified in the Chapter 11 Plan.

1.58.                     “PoJo Lease Modifications” has the meaning specified in the Chapter 11 Plan.

1.59.                     “PoJo Leases and Documents” has the meaning specified in the Chapter 11 Plan.

1.60.                     “PoJo Parties” means the Owner Lessors, the Owner Participants, the Equity Investors, the Owner Trustees, the Pass-Through Trustee, and the Lease Indenture Trustees.

1.61.                     “PoJo Restructuring Fees” has the meaning specified in the Chapter 11 Plan.

1.62.                     “PoJo Term Sheet” means the term sheet among NRG, EME, MWG, and the PoJo Parties dated October 18, 2013 and attached as Exhibit C to the Plan Sponsor Agreement.

1.63.                     “Powerton Facility” means the Powerton Station, a 1,538 megawatt coal fired electric generating plant located in Tazewell County, Illinois and more fully described in Exhibit B to the Powerton Facility Leases.

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1.64.                     “Powerton Facility Lease 1” means the Facility Lease Agreement (T1), dated as of August 17, 2000, between Powerton T1 and MWG.

1.65.                     “Powerton Facility Lease 2” means the Facility Lease Agreement (T2), dated as of August 17, 2000, between Powerton T2 and MWG.

1.66.                     “Powerton Facility Leases” means Powerton Facility Lease 1 and Powerton Facility Lease 2.

1.67.                     “Powerton Indenture 1” means the Indenture of Trust, Mortgage and Security Agreement (T1), dated as of August 17, 2000 between Powerton Trust I and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.68.                     “Powerton Indenture 2” means the Indenture of Trust, Mortgage and Security Agreement (T2), dated as of August 17, 2000 between Powerton Trust II and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.69.                     “Powerton LIT1” means The Bank of New York Mellon, as successor Lease Indenture Trustee for the Indenture of Trust and Security Agreement, dated as of August 17, 2000, between Powerton Trust I and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.70.                     “Powerton LIT2” means The Bank of New York Mellon, as successor Lease Indenture Trustee for the Indenture of Trust and Security Agreement, dated as of August 17, 2000, between Powerton Trust II and The Bank of New York Mellon, as successor Lease Indenture Trustee.

1.71.                     “Powerton P1” means Nesbitt Asset Recovery LLC, Series P-1 (as successor to Powerton Generation I, LLC), a duly constituted series of Nesbitt Asset Recovery LLC, a Delaware limited liability company.

1.72.                     “Powerton P2” means Powerton Generation II, LLC, a Delaware limited liability company.

1.73.                     “Powerton T1” means Nesbitt Asset Recovery Series P-1 (f/k/a Powerton Trust I), a Delaware statutory trust.

1.74.                     “Powerton T2” means Powerton Trust II, a Delaware statutory trust.

1.75.                     “Reimbursement Agreement” means the reimbursement agreement, dated as of October 26, 2001, entered into by EME and MWG, which replaced a substantially similar reimbursement agreement dated as of August 17, 2000.

1.76.                     “Reorganization Trust” has the meaning in the Chapter 11 Plan.

1.77.                     “Sale-Leaseback Transaction Documents” means the documents identified on the index attached hereto as Appendix G.

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1.78.                     “Tax Indemnity Agreements” means (a) that certain Tax Indemnity Agreement, dated as of August 17, 2000, between Nesbitt Asset Recovery LLC, Series P-1 (f/k/a Powerton Generation I, LLC) and EME; (b) that certain Tax Indemnity Agreement, dated as of August 17, 2000, between Nesbitt Asset Recovery LLC, Series J-1 (f/k/a Joliet Generation I, LLC) and EME; (c) that certain Tax Indemnity Agreement, dated as of August 17, 2000, between Powerton Generation II, LLC and EME; and (d) that certain Tax Indemnity Agreement, dated as of August 17, 2000, between Joliet Generation II, LLC and EME.

1.79.                     “Trust Agreements” means each Trust Agreement as defined in Appendix A to each of the Participation Agreements.

1.80.                     “Trust Estates” means each Trust Estate as defined in Appendix A to each of the Participation Agreements.

SECTION 2.                         CONSENT TO MODIFICATION AND ASSUMPTION OF POJO LEASES AND DOCUMENTS

As provided for in the Chapter 11 Plan, on the Effective Date, and upon payment of the Agreed PoJo Cure Amount by the Debtors and receipt thereof by the Lease Indenture Trustees, the Parties hereby agree to be bound by, and consent to the assumption by MWG and NRG, and the assumption and assignment by EME to NRG, as applicable, of the Facility Leases, other Operative Documents (including the Facility Site Leases and the Facility Site Subleases) and other Sale-Leaseback Transaction Documents, as amended, modified, or terminated by the following terms:

2.1.                            Participation Agreements

NRG irrevocably assumes from EME, all of EME’s rights, benefits, title, interests, liabilities and obligations under the Participation Agreements, as amended and restated and attached hereto as Appendices B1-4.  From and after the date of this Consent, NRG is a party to the Participation Agreements and is bound by all of the provisions of the Participation Agreements, as amended and restated.  Each of the PoJo Parties consents to such assignment and assumption.

2.2.                            Tax Indemnity Agreements

Pursuant to and in accordance with Section 10.4 of the Tax Indemnity Agreements and as provided for in the Chapter 11 Plan, NRG irrevocably assumes from EME, all of EME’s rights, benefits, title, interests, liabilities and obligations under the Tax Indemnity Agreements.  From and after the date of this Consent, NRG is a party to the Tax Indemnity Agreements and is bound by all of the provisions of the Tax Indemnity Agreements previously applicable to EME thereunder.  Each of the PoJo Parties consents to such assignment and assumption.

2.3.                            NRG Guarantees

NRG makes and issues to each Owner Lessor, as applicable, the NRG Guarantees.  In each of the Operative Documents, the term “EME Guarantee” is hereby replaced by the term

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“NRG Guarantee,” and NRG is the “Guarantor” for all purposes under the Operative Documents.  The EME Guarantees are terminated, extinguished, and of no further force or effect.

2.4.                            NRG OP Guarantees

NRG makes and issues to each Owner Participant and Equity Investor, as applicable, the NRG OP Guarantees.  In each of the Operative Documents, the term “EME OP Guarantee” is hereby replaced by the term “NRG OP Guarantee.”  The EME OP Guarantees are terminated, extinguished, and of no further force and effect.

2.5.                            Facility Leases

Pursuant to and in accordance with Section 22.1 of each Facility Lease, MWG and each Owner Lessor, as applicable, amend each Facility Lease as set forth in the Facility Lease amendments attached hereto as Appendices E1-4.  Each of the Parties hereto consents to such amendments, to the extent such consent may be necessary (if at all) pursuant to the Operative Documents and/or the Chapter 11 Plan.

2.6.                            Lease Indentures

Pursuant to and in accordance with Section 6 of each Lease Indenture, each Lease Indenture Trustee and each Owner Lessor, as applicable, amend each Lease Indenture as set forth in the Lease Indenture amendments attached hereto as Appendices F1-4.  Each of the Parties hereto consents to such amendments, to the extent such consent may be necessary (if at all) pursuant to the Operative Documents and/or the Chapter 11 Plan.

2.7.                            Reimbursement Agreement

The Reimbursement Agreement is terminated and of no further force or effect.

2.8.                            Intercompany Notes

Each of the Intercompany Notes is terminated, extinguished, and of no further force or effect.

2.9.                            Sale-Leaseback Transaction Documents

The Parties hereby agree that, except as otherwise provided for herein, nothing in this Consent modifies, amends, or alters any of the Sale-Leaseback Transaction Documents, which shall remain in full force and effect in accordance with their terms.

SECTION 3.                         ADDITIONAL AGREEMENTS OF THE PARTIES

3.1.                            Agreed PoJo Cure Amount

On the Effective Date, following the payment of the Agreed PoJo Cure Amount and the payment of the PoJo Restructuring Fees, the Parties agree that any and all defaults under the Lessor Notes are fully cured and that nothing in this Consent modifies the release provisions in

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the Chapter 11 Plan.  The Parties further agree that, because a portion of the Agreed PoJo Cure Amount includes interest that would otherwise be due on the next Basic Rent Payment date, the Basic Rent Payment due on July 2, 2014, shall be adjusted for each Facility Lease as set forth in the table attached hereto as Appendix H.

SECTION 4.                         MISCELLANEOUS

4.1.                            Counterparts

This Consent and any amendments, waivers, consents, or supplements hereto or in connection herewith may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Consent.  Delivery of an executed counterpart of a signature page to this Consent by facsimile or pdf (or similar electronic signed copy) shall be as effective as delivery of an original executed counterpart hereof.

4.2.                            Relationship Among the Parties

Nothing herein shall be deemed or construed to create a partnership, joint venture, or other association between or among any of the Parties.  Each Party agrees and understands that none of this Consent, the Chapter 11 Plan, or the transactions contemplated hereby or thereby, creates or otherwise gives rise to any fiduciary duty or other duty of trust or confidence.

4.3.                            Independent Analysis

Each Party hereby confirms that it has made its own decision to execute this Consent based upon its own independent assessment of documents and information available to it, as it has deemed appropriate.

4.4.                            Notices

Any notices provided under this Consent shall be deemed given if in writing and delivered by facsimile, courier, or registered or certified mail (return receipt requested) to the following addresses or facsimile numbers (or at such other addresses or facsimile numbers as shall be specified by a Party by like notice):

If to NRG or MWG, to:

NRG Energy, Inc.

211 Carnegie Center

Princeton, NJ 08540-6213

Attn.:  General Counsel - East Region

Fax: 609.524.5161

with a copy to:

Baker Botts L.L.P.

1299 Pennsylvania Avenue, NW

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Washington, DC   20004-2400

Attn.: Elaine M. Walsh

Fax:   202.585.1042

-and-

Baker Botts L.L.P.

2001 Ross Avenue

Dallas, Texas 7520

Attn.: C. Luckey McDowell

Fax:   214.661.4571

If to Powerton T1 or Joliet T1, to:

Nesbitt Asset Recovery Series J-1

Nesbitt Asset Recovery Series P-1

c/o U.S. Bank Trust National Association, as Owner Trustee

U.S. Bank Corporate Trust Services

Mail Code: EXDE-WDAW

300 Delaware Avenue, 9th Floor

Wilmington, Delaware 19801

Attn.: Mildred Smith

Fax:  302.576.3717

with a copy to:

Jenner & Block LLP

353 North Clark Street

Chicago, Illinois 60654

Attn.: Daniel R. Murray, Melissa M. Root, & Andrew J. Olejnik

Fax: 312.527.0484

If to Powerton P1 or Joliet P1, to:

Nesbitt Asset Recovery LLC, Series J-1

Nesbitt Asset Recovery LLC, Series P-1

80 Park Plaza, T-20

Newark, NJ 07102

Attn.:  Scott Jennings, President

Fax: 973.643.3918

with a copy to:

Jenner & Block LLP

353 N. Clark Street

Chicago, Illinois 60654

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Attn.: Daniel R. Murray, Melissa M. Root, & Andrew J. Olejnik

Fax: 312.527.0484

If to Equity Investor 1, to:

Nesbitt Asset Recovery LLC

80 Park Plaza, T-20

Newark, NJ 07102

Attn.:  Scott Jennings, President

Fax: 973.643.3918

with a copy to:

Jenner & Block LLP

353 N. Clark Street

Chicago, Illinois 60654

Attn.: Daniel R. Murray, Melissa M. Root, & Andrew J. Olejnik

Fax: 312.527.0484

If to the Powerton T2 or Joliet T2, to:

Joliet Trust II

Powerton Trust II

c/o Wilmington Trust Company, as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-0001

Attn: Corporate Trust Administration, Robert Hines

Fax: 302.636.4140

with a copy to:

Richards, Layton & Finger, P.A.

One Rodney Square

920 North King Street

Wilmington, DE 19801

Attn: Michael F. Collins

Fax: 302.498.7502

If to Powerton P2 or Joliet P2, to:

Powerton Generation II, LLC

Joliet Generation II, LLC

c/o Citigroup Global Markets Inc.

390 Greenwich Street, 1st Floor

New York, New York 10013

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Attn: Cathy Krust & Brian Whalen

Fax: 866.663.9212

Fax: 646.862.8059

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, New York 10005

Attn.: William Bice & Tyson Lomazow

Fax: 212.530.5219

If to Equity Investor 2, to:

Associates Capital Investments, L.L.C.

c/o Citigroup Global Markets Inc.

390 Greenwich Street, 1st Floor

New York, New York 10013

Attn: Cathy Krust & Brian Whalen

Fax: 866.663.9212

Fax: 646.862.8059

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, New York 10005

Attn.: William Bice & Tyson Lomazow

Fax: 212.530.5219

If  to Bank  of New York Mellon as Successor Lease  Indenture Trustee or as Successor Pass Through Trustee, to:

The Bank of New York Mellon — Public Finance

385 Rifle Camp Road

Woodland Park, New Jersey 07424

Attn.:  Rosemary Melendez, Vice President

Fax: 973.357.7840

with a copy to:

O’Melveny & Myers, LLP

7 Times Square

New York, New York 10036-6524

Attn.: George Davis

Fax: 212.326.2061

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If to Pass Through Trustee or the Pass Through Company:

The Bank of New York Mellon — Public Finance

385 Rifle Camp Road

Woodland Park, New Jersey 07424

Attn.:  Rosemary Melendez, Vice President

Fax: 973.357.7840

with a copy to:

O’Melveny & Myers, LLP

7 Times Square

New York, New York 10036-6524

Attn.: George Davis

Fax: 212.326.2061

-and-

Emmet, Marvin & Martin, LLP

120 Broadway 32nd Floor

New York, New York 10271

Attn: Edward P. Zujkowski & Thomas A. Pitta

Fax: 212.238.3100

4.5.                            Severability

Whenever possible, each provision of this Consent shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Consent is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Consent.  In the event that any part of this Consent is declared by any court or other judicial or administrative body to be null, void or unenforceable, such part shall survive to the extent it is not so declared, and all of the other provisions of this Consent shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Consent was executed or last amended.

4.6.                            Headings

The headings used in this Consent are for convenience of reference only and do not constitute a part of this Consent and shall not be deemed to limit, characterize, or in any way affect any provision of this Consent, and all provisions of this Consent shall be enforced and construed as if no headings had been used in this Consent.

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4.7.                            Successors and Assigns

This Consent shall be binding upon and shall insure to the benefit of, and shall be enforceable by, the Parties and their respective successors and assigns as permitted by and in accordance with the terms hereof and the Operative Documents.

4.8.                            Governing Law

This Consent has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance without giving effect to the conflicts of laws provisions thereof except New York General Obligations Law Section 5-1401.

4.9.                            Amendments

Except as otherwise provided herein, this Consent may not be modified, amended, or supplemented without prior written agreement signed by Parties whose rights will be affected by such modification, amendment, or supplement.

4.10.                     Limitations of Liability of Trustee.

It is expressly understood and agreed by the Parties that this Consent is executed by the Owner Trustees, not individually or personally, but solely as trustees under their applicable Trust Agreements in the exercise of the power and authority conferred and vested in them as such trustees, that each and all of the representations, undertakings and agreements herein made on the part of the Owner Trustees or the Owner Lessors are intended not as personal representations, undertakings and agreements by the Owner Trustees, or for the purpose or with the intention of binding the Owner Trustees, personally, but are made and intended for the purpose of binding only the Trust Estates, that nothing herein contained shall be construed as creating any liability of the Owner Trustees, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of the Owner Trustees, to perform any covenant either express or implied contained herein or in the other Operative Documents to which the Owner Trustees or the Owner Lessors are a party, and that so far as the Owner Trustees are concerned, any person shall look solely to the Trust Estates for the performance of any obligation hereunder or thereunder or under any of the instruments referred to herein or therein; PROVIDED, that nothing contained in this Section shall be construed to limit in scope or substance any general corporate liability of the Owner Trustees as expressly provided in the Trust Agreements or in the Participation Agreements, as such agreements may be amended or amended and restated..

[Signature pages follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Consent to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

MIDWEST GENERATION, LLC

By:	/s/ Maria Rigatti

Name:	Maria Rigatti

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

NRG ENERGY, INC.

By:	/s/ Kirkland B. Andrews

Name:	Kirkland B. Andrews

Title:	Executive Vice President

NRG ENERGY HOLDINGS INC.

By:	/s/ Kirkland B. Andrews

Name:	Kirkland B. Andrews

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

NESBITT ASSET RECOVERY LLC

By:	/s/ Scott Jennings

Name:	Scott Jennings

Title:	Authorized Signatory

NESBITT ASSET RECOVERY LLC, SERIES J-1
(as successor to JOLIET GENERATION I, LLC)

By:	/s/ Scott Jennings

Name:	Scott Jennings

Title:	Authorized Signatory

NESBITT ASSET RECOVERY LLC, SERIES P-1
(as successor to POWERTON GENERATION I, LLC)

By:	/s/ Scott Jennings

Name:	Scott Jennings

Title:	Authorized Signatory

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

NESBITT ASSET RECOVERY SERIES J-1 (f/k/a JOLIET TRUST I)

By: U.S. Bank Trust National Association as successor trustee to Wilmington Trust
Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Diana Jacobs

Name:	Diana Jacobs

Title:	Vice President

NESBITT ASSET RECOVERY SERIES P-1 (f/k/a POWERTON TRUST I)

By: U.S. Bank Trust National Association as successor trustee to Wilmington Trust
Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Diana Jacobs

Name:	Diana Jacobs

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

ASSOCIATES CAPITAL INVESTMENTS, L.L.C.

By:	/s/ Cathy Krust

Name:	Cathy Krust

Title:	Secretary

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

POWERTON TRUST II

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Anita Roselli Woolery

Name:	Anita Roselli Woolery

Title:	Vice President

JOLIET TRUST II

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Anita Roselli Woolery

Name:	Anita Roselli Woolery

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

POWERTON GENERATION II, LLC

By:	/s/ Cathy Krust

Name:	Cathy Krust

Title:	Secretary

JOLIET GENERATION II, LLC

By:	/s/ Cathy Krust

Name:	Cathy Krust

Title:	Secretary

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

THE BANK OF NEW YORK MELLON, as successor Pass Through Trustee for the Pass Through Trust Agreement B, dated as of August 17, 2000, by and among Midwest Generation, LLC and The Bank of New York Mellon, as successor Pass Through Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

THE BANK OF NEW YORK MELLON, as successor Lease Indenture Trustee for the Indenture of Trust and Security Agreement, dated as of August 17, 2000, by and among Powerton Trust I and The Bank of New York Mellon, as successor Lease Indenture Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

THE BANK OF NEW YORK MELLON, as successor Lease Indenture Trustee for the Indenture of Trust and Security Agreement, dated as of August 17, 2000, by and among Powerton Trust II and The Bank of New York Mellon, as successor Lease Indenture Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

THE BANK OF NEW YORK MELLON, as successor Lease Indenture Trustee for the Indenture of Trust and Security Agreement, dated as of August 17, 2000, by and among Joliet Trust I and The Bank of New York Mellon, as successor Lease Indenture Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

THE BANK OF NEW YORK MELLON, as successor Lease Indenture Trustee for the Indenture of Trust and Security Agreement, dated as of August 17, 2000, by and among Joliet Trust II and The Bank of New York Mellon, as successor Lease Indenture Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

INDEX OF APPENDICES

Appendix A	Chapter 11 Plan & Confirmation Order

Appendix B1	Amended and Restated Participation Agreement (Powerton T1)

Appendix B2	Amended and Restated Participation Agreement (Powerton T2)

Appendix B3	Amended and Restated Participation Agreement (Joliet T1)

Appendix B4	Amended and Restated Participation Agreement (Joliet T2)

Appendix C1	NRG Guarantee (Powerton T1)

Appendix C2	NRG Guarantee (Powerton T2)

Appendix C3	NRG Guarantee (Joliet T1)

Appendix C4	NRG Guarantee (Joliet T2)

Appendix D1	NRG OP Guarantee (Powerton T1)

Appendix D2	NRG OP Guarantee (Powerton T2)

Appendix D3	NRG OP Guarantee (Joliet T1)

Appendix D4	NRG OP Guarantee (Joliet T2)

Appendix E1	Facility Lease Amendment (Powerton T1)

Appendix E2	Facility Lease Amendment (Powerton T2)

Appendix E3	Facility Lease Amendment (Joliet T1)

Appendix E4	Facility Lease Amendment (Joliet T2)

Appendix F1	Lease Indenture Amendment (Powerton T1)

Appendix F2	Lease Indenture Amendment (Powerton T2)

Appendix F3	Lease Indenture Amendment (Joliet T1)

Appendix F4	Lease Indenture Amendment (Joliet T2)

Appendix G	Index of Sale-Leaseback Transaction Documents

Appendix H	July 2, 2014 Basic Rent Payment

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix A

Chapter 11 Plan & Confirmation Order

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix B1

Amended and Restated Participation Agreement (Powerton T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix B2

Amended and Restated Participation Agreement (Powerton T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix B3

Amended and Restated Participation Agreement (Joliet T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix B4

Amended and Restated Participation Agreement (Joliet T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix C1

NRG Guarantee (Powerton T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix C2

NRG Guarantee (Powerton T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix C3

NRG Guarantee (Joliet T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix C4

NRG Guarantee (Joliet T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix D1

NRG OP Guarantee (Powerton T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix D2

NRG OP Guarantee (Powerton T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix D3

NRG OP Guarantee (Joliet T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix D4

NRG OP Guarantee (Joliet T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix E1

Facility Lease Amendment (Powerton T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix E2

Facility Lease Amendment (Powerton T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix E3

Facility Lease Amendment (Joliet T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix E4

Facility Lease Amendment (Joliet T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix F1

Lease Indenture Amendment (Powerton T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

EXECUTION VERSION

FIRST AMENDMENT TO INDENTURE OF TRUST,

MORTGAGE AND SECURITY AGREEMENT (T1)

THIS FIRST AMENDMENT TO INDENTURE OF TRUST, MORTGAGE AND SECURITY AGREEMENT (T1) (this “First Amendment”) is made and entered effective as of April 1, 2014 (the “Effective Date”) by and among Nesbitt Asset Recovery Series P-1 (f/k/a Powerton Trust I) (the “Owner Trust”) and The Bank of New York Mellon (f/k/a The Bank of New York) as successor Lease Indenture Trustee (the “Lease Indenture Trustee”). The Owner Trust and the Lease Indenture Trustee are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Owner Trust and the Lease Indenture Trustee are parties to that certain Indenture of Trust, Mortgage and Security Agreement (T1) made and entered into as of August 17, 2000 (the “Lease Indenture”);

WHEREAS, contemporaneously with the execution of this First Amendment, the Owner Trust, the Lease Indenture Trustee, and certain other parties entered into that certain Consent to Modification and Assumption of PoJo Leases and Documents (the “Consent”);

WHEREAS, as more fully described and set forth in the Consent, in connection with the effective date of the Facility Lessee’s chapter 11 plan of reorganization, the Facility Lessee is assuming the Facility Lease and related documents, subject to certain modifications and amendments, including those set forth herein; and

WHEREAS, the Parties wish to amend the Lease Indenture as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, the Parties, intending to be legally bound, agree as follows:

Section 1.                                          DEFINITIONS

1.1.                            Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended and Restated Participation Agreement (T1), dated as of April 1, 2014, (the “Participation Agreement”), among the Facility Lessee, the Owner Lessor, the Owner Trustee, the Owner Participant, NRG, The Bank of New York Mellon, as Pass Through Trustee and The Bank of New York Mellon, as Lease Indenture Trustee.

Section 2.                                          AMENDMENTS

2.1.                            Amended Definitions. The definition of “Eligible Successor” in Annex A to the Lease Indenture is amended and restated in its entirety as follows:

“ELIGIBLE SUCCESSOR” means (a) in the case of a Midwest Assumption Event, a designee of Midwest (i) which shall be a direct or indirect wholly-owned Subsidiary of NRG or another Person acceptable to the Holders (in their sole discretion), (ii) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (iii) that is not (A) an “investment company” or a company “controlled” by and “investment company” within the meaning of the Investment Company Act of 1940, as amended or (B) subject to (or is exempt from) regulation of its accounting and books and records by FERC under PUHCA (b) in the case of an Owner Participant Assumption Event, a direct or indirect wholly-owned Subsidiary of Public Service Enterprise Group, Inc. or another person acceptable to the Holders (in their sole discretion) (i) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (ii) that is not (1) an “investment company” or a company “controlled” by and “investment company” within the meaning of the Investment Company Act of 1940, as amended or (2) subject to (or is exempt from) regulation of its accounting and books and records by FERC under PUHCA.

2.2.                            Replacement of EME.

a.                                      The Lease Indenture is amended by replacing any and all references to “EME” with “NRG.”

b.                                      The Lease Indenture is amended by replacing any and all references to “EME Guarantee” with “NRG Guarantee.”

c.                                       The Lease Indenture is amended by replacing any and all references to “EME OP Guarantee” with “NRG OP Guarantee.”

2.3.                            Amended Section 1. Section 1 of the Lease Indenture is amended and restated in its entirety as follows:

“Section 1.1 Participation Agreement. Unless otherwise defined herein (including Annex A hereto), each capitalized term used in this Indenture, including, the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Amended and Restated Participation Agreement (T1), dated as of April 1, 2014, (the “Participation Agreement”), among the Facility Lessee, the Owner Lessor, the Owner Trustee, the Owner Participant, NRG, The Bank of New York Mellon, as Pass Through Trustee and The Bank of New York Mellon, as Lease Indenture Trustee unless the context hereof shall otherwise require.  The general provisions of Appendix A to the Participation Agreement shall apply to the terms used in this Indenture and not specifically defined herein.”

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“Section 1.2.                          Substitution of NRG for EME.  For all purposes of   this Indenture: (a) “NRG” means NRG Energy, Inc.; (b) “NRG Guarantee” means the Guarantee, dated as of April 1, 2014, issued by NRG in favor of the Owner Lessor; and (c) “NRG OP Guarantee” means the Guarantee, dated as of April 1, 2014, issued by NRG in favor of the Owner Participant, Equity Investor, and their respective affiliates, subsidiaries, successors and assigns.”

2.4.                            The Parties agree that, for the avoidance of doubt, the NRG Guarantee, including all of the Owner Trust’s rights, interests and privileges arising therefrom, shall: (a) be included in and form part of the Indenture Estate; and (b) constitute (i) “proceeds” of the EME Guarantee under section 9-102 of the New York Uniform Commercial Code, (ii) “after-acquired collateral” under section 9-204 of the New York Uniform Commercial Code, and/or (iii) a “supporting obligation” under section 9-102 of the New York Uniform Commercial Code; provided that, nothing in this Section 2.4 shall modify the terms and exceptions contained in the Lease Indenture, including any terms and exceptions related to Excepted Payments.

2.5.                            Amended Section 2.12.  Section 2.12(a)(ii)(F)(2) of the Lease Indenture is amended and restated in its entirety as follows:

“(2) subject to (or is exempt from)  regulation of its accounting and books and records by FERC under PUHCA.”

2.6.                            Reimbursement Agreement. Any and all references to the term “Reimbursement Agreement” in the Lease Indenture are deleted in their entirety.

Section 3.                                          MISCELLANEOUS

3.1.                            References. On and after the Effective Date, each reference in the Lease Indenture to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Lease Indenture, and each reference in the other Operative Documents to the “Indenture,” “thereunder,” “thereof,” or words of like import referring to the Lease Indenture shall mean and be a reference to the Lease Indenture as amended by this First Amendment.

3.2.                            Effectiveness. This First Amendment shall become effective and binding on the Parties upon execution hereof.  All other provisions of the Lease Indenture remain in full force and effect.

3.3.                            Counterparts. This First Amendment may be executed in any number of counterparts and by the different Parties in separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this First Amendment.

3.4.                            Amendments. No amendment, modification, waiver, or other change to this First Amendment shall be enforceable, unless reduced to writing and executed by both Parties (or with respect to a waiver by the waiving Party).

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3.5.                            Severability. The invalidity or unenforceability of any provision of this First Amendment shall not affect the validity or enforceability of any other provision of this First Amendment, which shall remain in full force and effect. Any unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely representing the intention of the Parties as expressed herein.

3.6.                            Continuing Effect. Except as specifically amended by this First Amendment, all of the terms and provisions of the Lease Indenture and the other Operative Documents are, and shall remain, in full force and effect and are hereby ratified and confirmed. The amendments provided for herein are limited to the specific purpose specified herein and shall not affect any other provision of the Lease Indenture or the other Operative Documents or any right, power, or remedy of the Lease Indenture Trustee thereunder.

3.7.                            Binding Effect. The terms of this First Amendment shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

3.8.                            Preparation of Amendment. This First Amendment was prepared jointly by the Parties, each Party having had access to advice of its own counsel, and not by either Party to the exclusion of the other Party, and shall not be construed against one Party or the other as a result of the manner in which this First Amendment was prepared, negotiated, or executed.

3.9.                            Governing Law. This First Amendment, and all claims hereunder, shall be governed by and construed in accordance with Section 7.2 of the Lease Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

NESBITT ASSET RECOVERY SERIES P-1 (F/K/A POWERTON TRUST I)

By: U.S. Bank Trust National Association, as successor trustee to Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Diana Jacobs

Name:	Diana Jacobs

Title:	Vice President

THE BANK OF NEW YORK MELLON as successor Lease Indenture Trustee for the Indenture of Trust, Mortgage and Security Agreement, dated as of August 17, 2000, by and between Powerton Trust I and The Bank of New York Mellon, as successor Lease Indenture Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

FIRST AMENDMENT TO INDENTURE OF TRUST,

MORTGAGE AND SECURITY AGREEMENT (T1)

Appendix F2

Lease Indenture Amendment (Powerton T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

EXECUTION VERSION

FIRST AMENDMENT TO INDENTURE OF TRUST,

MORTGAGE AND SECURITY AGREEMENT (T2)

THIS FIRST AMENDMENT TO INDENTURE OF TRUST, MORTGAGE AND SECURITY AGREEMENT (T2) (this “First Amendment”) is made and entered effective as of April 1, 2014 (the “Effective Date”) by and among Powerton Trust II (the “Owner Trust”) and The Bank of New York Mellon (f/k/a The Bank of New York) as successor Lease Indenture Trustee (the “Lease Indenture Trustee”). The Owner Trust and the Lease Indenture Trustee are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Owner Trust and the Lease Indenture Trustee are parties to that certain Indenture of Trust, Mortgage and Security Agreement (T2) made and entered into as of August 17, 2000 (the “Lease Indenture”);

WHEREAS, contemporaneously with the execution of this First Amendment, the Owner Trust, the Lease Indenture Trustee, and certain other parties entered into that certain Consent to Modification and Assumption of PoJo Leases and Documents (the “Consent”);

WHEREAS, as more fully described and set forth in the Consent, in connection with the effective date of the Facility Lessee’s chapter 11 plan of reorganization, the Facility Lessee is assuming the Facility Lease and related documents, subject to certain modifications and amendments, including those set forth herein; and

WHEREAS, the Parties wish to amend the Lease Indenture as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, the Parties, intending to be legally bound, agree as follows:

Section 1.                                          DEFINITIONS

1.1.                            Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended and Restated Participation Agreement (T2), dated as of April 1, 2014, (the “Participation Agreement”), among the Facility Lessee, the Owner Lessor, the Owner Trustee, the Owner Participant, NRG, The Bank of New York Mellon, as Pass Through Trustee and The Bank of New York Mellon, as Lease Indenture Trustee.

Section 2.                                          AMENDMENTS

2.1.                            Amended Definitions. The definition of “Eligible Successor” in Annex A to the Lease Indenture is amended and restated in its entirety as follows:

“ELIGIBLE SUCCESSOR” means (a) in the case of a Midwest Assumption Event, a designee of Midwest (i) which shall be a direct or indirect wholly-owned Subsidiary of NRG or another

Person acceptable to the Holders (in their sole discretion), (ii) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (iii) that is not (A) an “investment company” or a company “controlled” by and “investment company” within the meaning of the Investment Company Act of 1940, as amended or (B) subject to (or is exempt from) regulation of its accounting and books and records by FERC under PUHCA (b) in the case of an Owner Participant Assumption Event, a direct or indirect wholly-owned Subsidiary of Citigroup Inc. or another person acceptable to the Holders (in their sole discretion) (i) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (ii) that is not (1) an “investment company” or a company “controlled” by and “investment company” within the meaning of the Investment Company Act of 1940, as amended or (2) subject to (or is exempt from) regulation of its accounting and books and records by FERC under PUHCA.

2.2.                            Replacement of EME.

a.                                      The Lease Indenture is amended by replacing any and all references to “EME” with “NRG.”

b.                                      The Lease Indenture is amended by replacing any and all references to “EME Guarantee” with “NRG Guarantee.”

c.                                       The Lease Indenture is amended by replacing any and all references to “EME OP Guarantee” with “NRG OP Guarantee.”

2.3.                            Amended Section 1. Section 1 of the Lease Indenture is amended and restated in its entirety as follows:

“Section 1.1 Participation Agreement. Unless otherwise defined herein (including Annex A hereto), each capitalized term used in this Indenture, including, the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Amended and Restated Participation Agreement (T2), dated as of April 1, 2014, (the “Participation Agreement”), among the Facility Lessee, the Owner Lessor, the Owner Trustee, the Owner Participant, NRG, The Bank of New York Mellon, as Pass Through Trustee and The Bank of New York Mellon, as Lease Indenture Trustee unless the context hereof shall otherwise require.  The general provisions of Appendix A to the Participation Agreement shall apply to the terms used in this Indenture and not specifically defined herein.”

“Section 1.2.                          Substitution of NRG for EME.  For all purposes of   this Indenture: (a) “NRG” means NRG Energy, Inc.; (b) “NRG

2

Guarantee” means the Guarantee, dated as of April 1, 2014, issued by NRG in favor of the Owner Lessor; and (c) “NRG OP Guarantee” means the Guarantee, dated as of April 1, 2014, issued by NRG in favor of the Owner Participant, Equity Investor, and their respective affiliates, subsidiaries, successors and assigns.”

2.4.                            The Parties agree that, for the avoidance of doubt, the NRG Guarantee, including all of the Owner Trust’s rights, interests and privileges arising there from, shall: (a) be included in and form part of the Indenture Estate; and (b) constitute (i) “proceeds” of the EME Guarantee under section 9-102 of the New York Uniform Commercial Code, (ii) “after-acquired collateral” under section 9-204 of the New York Uniform Commercial Code, and/or (iii) a “supporting obligation” under section 9-102 of the New York Uniform Commercial Code; provided that, nothing in this Section 2.4 shall modify the terms and exceptions contained in the Lease Indenture, including any terms and exceptions related to Excepted Payments.

2.5.                            Amended Section 2.12.  Section 2.12(a)(ii)(F)(2) of the Lease Indenture is amended and restated in its entirety as follows:

“(2) subject to (or is exempt from)  regulation of its accounting and books and records by FERC under PUHCA.”

2.6.                            Reimbursement Agreement. Any and all references to the term “Reimbursement Agreement” in the Lease Indenture are deleted in their entirety.

Section 3.                                          MISCELLANEOUS

3.1.                            References. On and after the Effective Date, each reference in the Lease Indenture to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Lease Indenture, and each reference in the other Operative Documents to the “Indenture,” “thereunder,” “thereof,” or words of like import referring to the Lease Indenture shall mean and be a reference to the Lease Indenture as amended by this First Amendment.

3.2.                            Effectiveness. This First Amendment shall become effective and binding on the Parties upon execution hereof. All other provisions of the Lease Indenture remain in full force and effect.

3.3.                            Counterparts. This First Amendment may be executed in any number of counterparts and by the different Parties in separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this First Amendment.

3.4.                            Amendments. No amendment, modification, waiver, or other change to this First Amendment shall be enforceable, unless reduced to writing and executed by both Parties (or with respect to a waiver by the waiving Party).

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3.5.                            Severability. The invalidity or unenforceability of any provision of this First Amendment shall not affect the validity or enforceability of any other provision of this First Amendment, which shall remain in full force and effect. Any unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely representing the intention of the Parties as expressed herein.

3.6.                            Continuing Effect. Except as specifically amended by this First Amendment, all of the terms and provisions of the Lease Indenture and the other Operative Documents are, and shall remain, in full force and effect and are hereby ratified and confirmed. The amendments provided for herein are limited to the specific purpose specified herein and shall not affect any other provision of the Lease Indenture or the other Operative Documents or any right, power, or remedy of the Lease Indenture Trustee thereunder.

3.7.                            Binding Effect. The terms of this First Amendment shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

3.8.                            Preparation of Amendment. This First Amendment was prepared jointly by the Parties, each Party having had access to advice of its own counsel, and not by either Party to the exclusion of the other Party, and shall not be construed against one Party or the other as a result of the manner in which this First Amendment was prepared, negotiated, or executed.

3.9.                            Governing Law. This First Amendment, and all claims hereunder, shall be governed by and construed in accordance with Section 7.2 of the Lease Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

POWERTON TRUST II

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Anita Roselli Woolery

Name:	Anita Roselli Woolery

Title:	Vice President

THE BANK OF NEW YORK MELLON as successor Lease Indenture Trustee for the Indenture of Trust, Mortgage and Security Agreement, dated as of August 17, 2000, by and between Powerton Trust II and The Bank of New York Mellon, as successor Lease Indenture Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

FIRST AMENDMENT TO INDENTURE OF TRUST,

MORTGAGE AND SECURITY AGREEMENT (T2)

Appendix F3

Lease Indenture Amendment (Joliet T1)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

EXECUTION VERSION

FIRST AMENDMENT TO INDENTURE OF TRUST,

MORTGAGE AND SECURITY AGREEMENT (T1)

THIS FIRST AMENDMENT TO INDENTURE OF TRUST, MORTGAGE AND SECURITY AGREEMENT (T1) (this “First Amendment”) is made and entered effective as of April 1, 2014 (the “Effective Date”) by and among Nesbitt Asset Recovery Series J-1 (f/k/a Joliet Trust I) (the “Owner Trust”) and The Bank of New York Mellon (f/k/a The Bank of New York) as successor Lease Indenture Trustee (the “Lease Indenture Trustee”). The Owner Trust and the Lease Indenture Trustee are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Owner Trust and the Lease Indenture Trustee are parties to that certain Indenture of Trust, Mortgage and Security Agreement (T1) made and entered into as of August 17, 2000 (the “Lease Indenture”);

WHEREAS, contemporaneously with the execution of this First Amendment, the Owner Trust, the Lease Indenture Trustee, and certain other parties entered into that certain Consent to Modification and Assumption of PoJo Leases and Documents (the “Consent”);

WHEREAS, as more fully described and set forth in the Consent, in connection with the effective date of the Facility Lessee’s chapter 11 plan of reorganization, the Facility Lessee is assuming the Facility Lease and related documents, subject to certain modifications and amendments, including those set forth herein; and

WHEREAS, the Parties wish to amend the Lease Indenture as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, the Parties, intending to be legally bound, agree as follows:

Section 1.                                          DEFINITIONS

1.1.                            Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended and Restated Participation Agreement (T1), dated as of April 1, 2014, (the “Participation Agreement”), among the Facility Lessee, the Owner Lessor, the Owner Trustee, the Owner Participant, NRG, The Bank of New York Mellon, as Pass Through Trustee and The Bank of New York Mellon, as Lease Indenture Trustee.

Section 2.                                          AMENDMENTS

2.1.                            Amended Definitions. The definition of “Eligible Successor” in Annex A to the Lease Indenture is amended and restated in its entirety as follows:

“ELIGIBLE SUCCESSOR” means (a) in the case of a Midwest Assumption Event, a designee of Midwest (i) which shall be a direct or indirect wholly-owned Subsidiary of NRG or another Person acceptable to the Holders (in their sole discretion), (ii) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (iii) that is not (A) an “investment company” or a company “controlled” by and “investment company” within the meaning of the Investment Company Act of 1940, as amended or (B) subject to (or is exempt from) regulation of its accounting and books and records by FERC under PUHCA (b) in the case of an Owner Participant Assumption Event, a direct or indirect wholly-owned Subsidiary of Public Service Enterprise Group, Inc. or another person acceptable to the Holders (in their sole discretion) (i) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (ii) that is not (1) an “investment company” or a company “controlled” by and “investment company” within the meaning of the Investment Company Act of 1940, as amended or (2) subject to (or is exempt from) regulation of its accounting and books and records by FERC under PUHCA.

2.2.                            Replacement of EME.

a.                                      The Lease Indenture is amended by replacing any and all references to “EME” with “NRG.”

b.                                      The Lease Indenture is amended by replacing any and all references to “EME Guarantee” with “NRG Guarantee.”

c.                                       The Lease Indenture is amended by replacing any and all references to “EME OP Guarantee” with “NRG OP Guarantee.”

2.3.                            Amended Section 1. Section 1 of the Lease Indenture is amended and restated in its entirety as follows:

“Section 1.1 Participation Agreement. Unless otherwise defined herein (including Annex A hereto), each capitalized term used in this Indenture, including, the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Amended and Restated Participation Agreement (T1), dated as of April 1, 2014, (the “Participation Agreement”), among the Facility Lessee, the Owner Lessor, the Owner Trustee, the Owner Participant, NRG, The Bank of New York Mellon, as Pass Through Trustee and The Bank of New York Mellon, as Lease Indenture Trustee unless the context hereof shall otherwise require.  The general provisions of Appendix A to the Participation Agreement shall apply to the terms used in this Indenture and not specifically defined herein.”

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“Section 1.2.                          Substitution of NRG for EME.  For all purposes of   this Indenture: (a) “NRG” means NRG Energy, Inc.; (b) “NRG Guarantee” means the Guarantee, dated as of April 1, 2014, issued by NRG in favor of the Owner Lessor; and (c) “NRG OP Guarantee” means the Guarantee, dated as of April 1, 2014, issued by NRG in favor of the Owner Participant, Equity Investor, and their respective affiliates, subsidiaries, successors and assigns.”

2.4.                            The Parties agree that, for the avoidance of doubt, the NRG Guarantee, including all of the Owner Trust’s rights, interests and privileges arising there from, shall: (a) be included in and form part of the Indenture Estate; and (b) constitute (i) “proceeds” of the EME Guarantee under section 9-102 of the New York Uniform Commercial Code, (ii) “after-acquired collateral” under section 9-204 of the New York Uniform Commercial Code, and/or (iii) a “supporting obligation” under section 9-102 of the New York Uniform Commercial Code; provided that, nothing in this Section 2.4 shall modify the terms and exceptions contained in the Lease Indenture, including any terms and exceptions related to Excepted Payments.

2.5.                            Amended Section 2.12.  Section 2.12(a)(ii)(F)(2) of the Lease Indenture is amended and restated in its entirety as follows:

“(2) subject to (or is exempt from)  regulation of its accounting and books and records by FERC under PUHCA.”

2.6.                            Reimbursement Agreement. Any and all references to the term “Reimbursement Agreement” in the Lease Indenture are deleted in their entirety.

Section 3.                                          MISCELLANEOUS

3.1.                            References. On and after the Effective Date, each reference in the Lease Indenture to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Lease Indenture, and each reference in the other Operative Documents to the “Indenture,” “thereunder,” “thereof,” or words of like import referring to the Lease Indenture shall mean and be a reference to the Lease Indenture as amended by this First Amendment.

3.2.                            Effectiveness. This First Amendment shall become effective and binding on the Parties upon execution hereof. All other provisions of the Lease Indenture remain in full force and effect.

3.3.                            Counterparts. This First Amendment may be executed in any number of counterparts and by the different Parties in separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this First Amendment.

3.4.                            Amendments. No amendment, modification, waiver, or other change to this First Amendment shall be enforceable, unless reduced to writing and executed by both Parties (or with respect to a waiver by the waiving Party).

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3.5.                            Severability. The invalidity or unenforceability of any provision of this First Amendment shall not affect the validity or enforceability of any other provision of this First Amendment, which shall remain in full force and effect. Any unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely representing the intention of the Parties as expressed herein.

3.6.                            Continuing Effect. Except as specifically amended by this First Amendment, all of the terms and provisions of the Lease Indenture and the other Operative Documents are, and shall remain, in full force and effect and are hereby ratified and confirmed. The amendments provided for herein are limited to the specific purpose specified herein and shall not affect any other provision of the Lease Indenture or the other Operative Documents or any right, power, or remedy of the Lease Indenture Trustee thereunder.

3.7.                            Binding Effect. The terms of this First Amendment shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

3.8.                            Preparation of Amendment. This First Amendment was prepared jointly by the Parties, each Party having had access to advice of its own counsel, and not by either Party to the exclusion of the other Party, and shall not be construed against one Party or the other as a result of the manner in which this First Amendment was prepared, negotiated, or executed.

3.9.                            Governing Law. This First Amendment, and all claims hereunder, shall be governed by and construed in accordance with Section 7.2 of the Lease Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

NESBITT ASSET RECOVERY SERIES J-1 (F/K/A JOLIET TRUST I)

By: U.S. Bank Trust National Association, as successor trustee to Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Diana Jacobs

Name:	Diana Jacobs

Title:	Vice President

THE BANK OF NEW YORK MELLON as successor Lease Indenture Trustee for the Indenture of Trust, Mortgage and Security Agreement, dated as of August 17, 2000, by and between Joliet Trust I and The Bank of New York Mellon, as successor Lease Indenture Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

FIRST AMENDMENT TO INDENTURE OF TRUST,

MORTGAGE AND SECURITY AGREEMENT (T1)

Appendix F4

Lease Indenture Amendment (Joliet T2)

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

EXECUTION VERSION

FIRST AMENDMENT TO INDENTURE OF TRUST,

MORTGAGE AND SECURITY AGREEMENT (T2)

THIS FIRST AMENDMENT TO INDENTURE OF TRUST, MORTGAGE AND SECURITY AGREEMENT (T2) (this “First Amendment”) is made and entered effective as of April 1, 2014 (the “Effective Date”) by and among Joliet Trust II (the “Owner Trust”) and The Bank of New York Mellon (f/k/a The Bank of New York) as successor Lease Indenture Trustee (the “Lease Indenture Trustee”). The Owner Trust and the Lease Indenture Trustee are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Owner Trust and the Lease Indenture Trustee are parties to that certain Indenture of Trust, Mortgage and Security Agreement (T2) made and entered into as of August 17, 2000 (the “Lease Indenture”);

WHEREAS, contemporaneously with the execution of this First Amendment, the Owner Trust, the Lease Indenture Trustee, and certain other parties entered into that certain Consent to Modification and Assumption of PoJo Leases and Documents (the “Consent”);

WHEREAS, as more fully described and set forth in the Consent, in connection with the effective date of the Facility Lessee’s chapter 11 plan of reorganization, the Facility Lessee is assuming the Facility Lease and related documents, subject to certain modifications and amendments, including those set forth herein; and

WHEREAS, the Parties wish to amend the Lease Indenture as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, the Parties, intending to be legally bound, agree as follows:

Section 1.                                          DEFINITIONS

1.1.                            Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended and Restated Participation Agreement (T2), dated as of April 1, 2014, (the “Participation Agreement”), among the Facility Lessee, the Owner Lessor, the Owner Trustee, the Owner Participant, NRG, The Bank of New York Mellon, as Pass Through Trustee and The Bank of New York Mellon, as Lease Indenture Trustee.

Section 2.                                          AMENDMENTS

2.1.                            Amended Definitions. The definition of “Eligible Successor” in Annex A to the Lease Indenture is amended and restated in its entirety as follows:

“ELIGIBLE SUCCESSOR” means (a) in the case of a Midwest Assumption Event, a designee of Midwest (i) which shall be a direct or indirect wholly-owned Subsidiary of NRG or another

Person acceptable to the Holders (in their sole discretion), (ii) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (iii) that is not (A) an “investment company” or a company “controlled” by and “investment company” within the meaning of the Investment Company Act of 1940, as amended or (B) subject to (or is exempt from) regulation of its accounting and books and records by FERC under PUHCA (b) in the case of an Owner Participant Assumption Event, a direct or indirect wholly-owned Subsidiary of Citigroup Inc. or another person acceptable to the Holders (in their sole discretion) (i) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (ii) that is not (1) an “investment company” or a company “controlled” by and “investment company” within the meaning of the Investment Company Act of 1940, as amended or (2) subject to (or is exempt from) regulation of its accounting and books and records by FERC under PUHCA.

2.2.                            Replacement of EME.

a.                                      The Lease Indenture is amended by replacing any and all references to “EME” with “NRG.”

b.                                      The Lease Indenture is amended by replacing any and all references to “EME Guarantee” with “NRG Guarantee.”

c.                                       The Lease Indenture is amended by replacing any and all references to “EME OP Guarantee” with “NRG OP Guarantee.”

2.3.                            Amended Section 1. Section 1 of the Lease Indenture is amended and restated in its entirety as follows:

“Section 1.1 Participation Agreement. Unless otherwise defined herein (including Annex A hereto), each capitalized term used in this Indenture, including, the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Amended and Restated Participation Agreement (T2), dated as of April 1, 2014, (the “Participation Agreement”), among the Facility Lessee, the Owner Lessor, the Owner Trustee, the Owner Participant, NRG, The Bank of New York Mellon, as Pass Through Trustee and The Bank of New York Mellon, as Lease Indenture Trustee unless the context hereof shall otherwise require.  The general provisions of Appendix A to the Participation Agreement shall apply to the terms used in this Indenture and not specifically defined herein.”

“Section 1.2.                          Substitution of NRG for EME.  For all purposes of   this Indenture: (a) “NRG” means NRG Energy, Inc.; (b) “NRG

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Guarantee” means the Guarantee, dated as of April 1, 2014, issued by NRG in favor of the Owner Lessor; and (c) “NRG OP Guarantee” means the Guarantee, dated as of April 1, 2014, issued by NRG in favor of the Owner Participant, Equity Investor, and their respective affiliates, subsidiaries, successors and assigns.”

2.4.                            The Parties agree that, for the avoidance of doubt, the NRG Guarantee, including all of the Owner Trust’s rights, interests and privileges arising there from, shall: (a) be included in and form part of the Indenture Estate; and (b) constitute (i) “proceeds” of the EME Guarantee under section 9-102 of the New York Uniform Commercial Code, (ii) “after-acquired collateral” under section 9-204 of the New York Uniform Commercial Code, and/or (iii) a “supporting obligation” under section 9-102 of the New York Uniform Commercial Code; provided that, nothing in this Section 2.4 shall modify the terms and exceptions contained in the Lease Indenture, including any terms and exceptions related to Excepted Payments.

2.5.                            Amended Section 2.12.  Section 2.12(a)(ii)(F)(2) of the Lease Indenture is amended and restated in its entirety as follows:

“(2) subject to (or is exempt from)  regulation of its accounting and books and records by FERC under PUHCA.”

2.6.                            Reimbursement Agreement. Any and all references to the term “Reimbursement Agreement” in the Lease Indenture are deleted in their entirety.

Section 3.                                          MISCELLANEOUS

3.1.                            References. On and after the Effective Date, each reference in the Lease Indenture to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Lease Indenture, and each reference in the other Operative Documents to the “Indenture,” “thereunder,” “thereof,” or words of like import referring to the Lease Indenture shall mean and be a reference to the Lease Indenture as amended by this First Amendment.

3.2.                            Effectiveness. This First Amendment shall become effective and binding on the Parties upon execution hereof. All other provisions of the Lease Indenture remain in full force and effect.

3.3.                            Counterparts. This First Amendment may be executed in any number of counterparts and by the different Parties in separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this First Amendment.

3.4.                            Amendments. No amendment, modification, waiver, or other change to this First Amendment shall be enforceable, unless reduced to writing and executed by both Parties (or with respect to a waiver by the waiving Party).

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3.5.                            Severability. The invalidity or unenforceability of any provision of this First Amendment shall not affect the validity or enforceability of any other provision of this First Amendment, which shall remain in full force and effect. Any unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely representing the intention of the Parties as expressed herein.

3.6.                            Continuing Effect. Except as specifically amended by this First Amendment, all of the terms and provisions of the Lease Indenture and the other Operative Documents are, and shall remain, in full force and effect and are hereby ratified and confirmed. The amendments provided for herein are limited to the specific purpose specified herein and shall not affect any other provision of the Lease Indenture or the other Operative Documents or any right, power, or remedy of the Lease Indenture Trustee thereunder.

3.7.                            Binding Effect. The terms of this First Amendment shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

3.8.                            Preparation of Amendment. This First Amendment was prepared jointly by the Parties, each Party having had access to advice of its own counsel, and not by either Party to the exclusion of the other Party, and shall not be construed against one Party or the other as a result of the manner in which this First Amendment was prepared, negotiated, or executed.

3.9.                            Governing Law. This First Amendment, and all claims hereunder, shall be governed by and construed in accordance with Section 7.2 of the Lease Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

JOLIET TRUST II

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Anita Roselli Woolery

Name:	Anita Roselli Woolery

Title:	Vice President

THE BANK OF NEW YORK MELLON as successor Lease Indenture Trustee for the Indenture of Trust, Mortgage and Security Agreement, dated as of August 17, 2000, by and between Joliet Trust II and The Bank of New York Mellon, as successor Lease Indenture Trustee

By:	/s/ B.M. Schessler

Name:	B.M. Schessler

Title:	Vice President

FIRST AMENDMENT TO INDENTURE OF TRUST,

MORTGAGE AND SECURITY AGREEMENT (T2)

Appendix G

Index of Sale-Leaseback Transaction Documents

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS

Appendix H

July 2, 2014 Basic Rent Payment

CONSENT TO MODIFICATION AND ASSUMPTION OF

POJO LEASES AND DOCUMENTS